SECOND AMENDMENT TO LEASE AGREEMENT


          This Second Amendment to Lease Agreement ("Second Amendment") is made effective as of June 30, 2003 (the "Effective Date") by and between HCRI EDDY POND PROPERTIES TRUST, a business trust organized under the laws of the State of Massachusetts ("Landlord"), and EMERITUS CORPORATION, a corporation organized under the laws of the State of Washington ("Tenant").
                                 R E C I T A L S
A. Effective as of February 26, 1996, LM Auburn Assisted Living LLC ("LM Auburn"), as landlord, and Tenant entered into a Lease Agreement ("Lease Agreement") of certain real property known as The Woods at Eddy Pond and located at 667 Washington Street, Auburn, Massachusetts ("Property"). Effective September 30, 1997, the Lease Agreement was amended pursuant to a certain First Amendment to Lease (hereinafter the Lease Agreement, as amended, referred to as the "Lease").
B. As of June 30, 2003, LM Auburn has sold the Property to ESC-Auburn Acquisition, LLC, which in turn immediately sold the Property to Landlord and Landlord acquired all of the landlord's interest in the Lease.
C. Landlord and Tenant desire to further amend the Lease with respect to the Basic Rent and as otherwise set forth herein.
          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,  Landlord  and  Tenant  agree  as  follows:
1.     Rent.    3.1,  3.1.1,  3.1.2, Basic Rent, 3.3 Rent Increaser and 3.4 Rent
       ----
During  Renewal  Term  are  hereby  amended  in  their  entirety  as  follows:
     3.1     Basic Rent.  Tenant shall pay Landlord basic rent ("Basic Rent") in
             ----------
advance in consecutive monthly installments payable on the first day of each month during the Initial Lease Term commencing on the Effective Date of this Second Amendment. If the Effective Date is not the first day of a month, Tenant shall pay Landlord Basic Rent on the Effective Date for the partial month, i.e., for the period commencing on the Effective Date and ending on the last day of the month in which the Effective Date occurs. The Basic Rent payable from and after the Effective Date for the balance of the Initial Lease Term is as calculated on the Rent Schedule attached hereto as Schedule 1. The Rent Schedule accurately reflects the Base Rent for the first Lease Year and is only an example of the Base Rent for the remaining Lease Years. The Basic Rent for each Renewal Term will be determined in accordance with 3.7.
Commencing on July 1, 2004 and on the first day of each July thereafter during the Initial Term and each Renewal Term, Landlord shall calculate the Basic Rent based upon the applicable increaser as shown on Schedule 1 and issue a revised Rent Schedule. Until Tenant receives a revised Rent Schedule, Tenant shall continue to make payments in accordance with the then applicable Rent Schedule. For purposes of calculating the annual increase in Base Rent, as shown on
Schedule 1, the "CPI" means the United States Department of Labor, Bureau of Labor Statistics Revised Consumer Price Index for All Urban Consumers
(1982-1984=100), U.S. City Average, All Items, or, if that index is not available at the time in question, the index designated by such Department as the successor to such index, and if there is no index so designated, an index for an area in the United States that most closely corresponds to the entire United States, published by such Department, or if none, by any other instrumentality of the United States. In no event shall the CPI be less than zero (0).
3.2     Additional  Rent.  In addition to Basic Rent, Tenant shall pay all other
        ----------------
amounts, liabilities, obligations and Impositions which Tenant assumes or agrees to pay under this Lease including any fine, penalty, interest, charge and cost which may be added for nonpayment or late payment of such items (collectively the "Additional Rent"). Hereinafter the Additional Rent together with the Basic Rent referred to collectively as "Rent".
3.3     Place  of  Payment  of  Rent.  Tenant shall make all payments of Rent to
        ----------------------------
Landlord by electronic wire transfer in accordance with the wiring instructions set forth in Exhibit N attached hereto, subject to change in accordance with other written instructions provided by Landlord from time to time.
3.4     Rent During Renewal Term.  Effective as of the first day of each Renewal
        ------------------------
Term, Landlord shall calculate Basic Rent for the Renewal Term in accordance with 2.1(c)(2) of the Commitment and shall issue a new Rent Schedule reflecting the Basic Rent adjustment. Until Tenant receives a revised Rent Schedule from Landlord, Tenant shall for each month [i] continue to make installments of Basic Rent according to the Rent Schedule in effect on the day before the Renewal Date; and [ii] within 10 days following Landlord's issuance of an invoice, pay the difference between the installment of Basic Rent paid to Landlord for such month and the installment of Basic Rent actually due for such month as a result of the renewal of the Lease. For purposes hereof, the Commitment shall be defined as the Commitment Letter dated March 5, 2002 as modified by the Project Approval Letter dated March 5, 2002.
2.     Repair or Restoration after Major Casualty.   10.1 of the Lease is hereby
       ------------------------------------------
     amended  in  its  entirety  to  read  as  follows:
     10.1     Repair or Restoration after Major Casualty.  In the event that any
              ------------------------------------------
part of the Improvements or the Personal Property shall be damaged or destroyed by fire or other casualty (any such event being called a "Major Casualty"), Tenant shall promptly, after receipt of Landlord's approval of the Plans and Specifications as set forth below, replace, repair and restore the same as nearly as possible to its condition immediately prior to such Major Casualty, in accordance with all of the terms, covenants and conditions and other requirements of this Lease and any mortgage applicable in the event of such Major Casualty. If, pursuant to this 10, Tenant shall be obligated to make repairs, the Premises shall be so replaced, repaired and restored as to be substantially the same character as prior to such Major Casualty. The Plans and Specifications for such restoration shall be first submitted to and approved in writing by Landlord, which approval shall not be unreasonably withheld. Landlord may elect to retain, at its expense, an independent architect, reasonably approved by Tenant, who shall oversee such repairing, restoring or replacing. Tenant covenants that it will give to Landlord prompt notice of any casualty in excess of $150,000.00 affecting the Premises or any portion thereof.
3.     Failure  by  Landlord  to  Complete  Repairs.   10.3 is hereby amended to
       --------------------------------------------
delete  the  first  and  second  sentences  thereof.
4.     Termination.   10.4  is  hereby  deleted  in  its  entirety.
       -----------
5.     Abatement  of  Rent.   10.7  is  hereby  deleted  in  its  entirety.
       -------------------
6.     Events  of Default.   12.1.1 is hereby amended in its entirety to read as
       ------------------
follows:
     12.1.1     Events  of  Default.  Failure  by  Tenant  to  pay  in  full any
                -------------------
installment of Basic Rent, any Additional Rent or any other monthly obligation payable by Tenant under this Lease within 10 days after such payment is due.
7.     Landlord's  Remedies.   13.1 is hereby amended in its entirety to read as
       --------------------
follows:
     13.1     Landlord's Remedies.  If an Event of Default shall occur, Landlord
              -------------------
may, at its option, give to Tenant a written notice terminating this Lease upon a date specified in such notice and upon the date specified in said notice, the term and estate hereby vested in Tenant shall cease and any and all other right, title and interest of Tenant hereunder shall likewise cease without further notice or lapse of time, as fully and with like effect as if the entire Lease Term had elapsed, but Tenant shall continue to be liable to Landlord as hereinafter provided.
8.     Notices.  16  is  hereby  amended to provide that notices to the Landlord
       -------
and  Tenant  shall  be  delivered  as  follows:
To  Landlord:     HCRI  Eddy  Pond  Properties  Trust
One  SeaGate,  Suite  1500
P.O.  Box  1475
Toledo,  OH  43603-1475
with  a  copy  to:     Oksana  M.  Ludd
Shumaker,  Loop  &  Kendrick,  LLP
1000  Jackson
Toledo,  OH  43624
To  Tenant:     Emeritus  Corporation
3131  Elliott  Avenue,  Suite  500
Seattle,  WA  98121
with  a  copy  to:     Randi  S.  Nathanson
The  Nathanson  Group  PLLC
1520  Fourth  Avenue,  6th  Floor
Seattle,  WA  98101
9.     Subordination.   17.4  is  hereby  amended  to  provide  that  any
       -------------
non-disturbance  agreement  shall  be  obtained  at  Tenant's expense and not at
       ------
Landlord's  expense.
10.     Financial  Statements.   20  is  hereby  amended  to provide that Tenant
        ---------------------
shall  deliver  the  information  as  set  forth  on  Exhibit  O.
11.     Compliance  with  Loan  Documents.  Tenant acknowledges that Landlord is
        ---------------------------------
acquiring the Property subject to a certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement in the original principal sum of $16,500,000.00 to Teachers Insurance and Annuity Association of America dated September 25, 1997 and recorded in Book 19222, Page 69 ("Mortgage") and that Landlord will assume the obligation set forth in the Mortgage and Loan Documents, as defined in the Mortgage. Tenant has reviewed the Loan Documents and is familiar with the terms and conditions thereof. Tenant agrees to comply with the terms and conditions set forth in the Loan Documents in connection with its operation of the Facility and shall not create any condition that would cause a default under any such Loan Documents. Tenant's failure to comply with the Loan Documents and to cure same within any applicable cure period provided for in the Loan Documents shall be an event of default under this Lease, as amended from time to time.
12.     Affirmation.  Except  as  specifically amended by this Second Amendment,
        -----------
the terms and provisions of the Lease, as amended by the First Amendment, are hereby affirmed and shall remain in full force and effect.
13.     Binding Effect.  This Second Amendment will be binding upon and inure to
        --------------
the  benefit  of  the  successors  and  permitted assigns of all parties hereto.
14.     Further Modification.  The Lease may be further modified only by writing
        --------------------
signed by both Landlord and Tenant and approved by the holder of any Facility Mortgage if and to the extent required by the terms of such Facility Mortgage.
15.     Counterparts.  This  Second  Amendment  may  be  executed  in  multiple
        ------------
counterparts,  each  of  which  shall  be  deemed  an  original.
            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, Tenant and Landlord have executed this Second Amendment as a Massachusetts instrument under seal effective as of the date first set forth above.
     EMERITUS  CORPORATION
     By:   Raymond  R.  Brandstrom
       Title:  Vice  President  of  Finance
TENANT:     Tax  ID  No.:  91-1605464
     HCRI  EDDY  POND  PROPERTIES  TRUST
     By: HCRI Massachusetts Properties, Inc., as Trustee, and not individually, and subject to the provisions of the Declaration of HCRI Eddy Pond Properties Trust filed with the Secretary of the Commonwealth of Massachusetts and the City Clerk of Boston
       By:  Erin  C.  Ibele
       Title:  V.P.  &  Corporate  Secretary
       By:
LANDLORD:       Title:  President  &  CFO

                           SCHEDULE 1:  RENT SCHEDULE
EMERITUS  CORPORATION  -  AUBURN,  MA
-------------------------------------
HEALTH  CARE  REIT,  INC.
                                                  INITIAL TERM DATE     07/01/03
INITIAL  TERM     15     Yrs
                                       INITIAL TERM EXPIRATION DATE     06/30/18
                                         INITIAL INVESTMENT AMOUNT     9,000,000

                                                          RATE OF RETURN     N/A
(365/360  BASIS)
                                               INITIAL RATE OF RETURN     10.00%
                                                                          ------
INCREASER (*) ANNUAL RENT INCREASER IS EQUAL TO THE LESSER OF THREE TIMES CPI (BUT NEVER LESS THAN 0) OR 25 BASIS POINTS. THIS SCHEDULE WAS PREPARED USING THE CPI FOR THE PERIOD APRIL, 2002 TO APRIL, 2003 AND ASSUMED AS SUCH
GOING  FORWARD.  ACTUAL  INCREASERS  WILL  BE  REVIEWED AND CALCULATED ANNUALLY.

                                              INITIAL MONTHLY RENT     75,000.00

                                                ANNUAL INCREASER AMOUNT     0.00
  LEASE YEAR     DATES     ACTUAL CPI     *ESTIMATED INCREASER (BP) (LESSER OF 3
    TIMES THE CPI INCREASE OVER PRIOR YEAR OR 25 BP)     BEGINNING RENT RATE OF
              RETURN     MONTHLY RENT AMOUNT     ANNUAL RENT AMOUNT
                                     FROM     TO

                         06/30/03     06/30/03               10.00%     2,465.75
          1     07/01/03     06/30/04     N/A     N/A     10.00%     75,000.00
                                                                      900,000.00
          2     07/01/04     06/30/05     3.20%     0.25%     10.25%   76,875.00
                                                                      922,500.00
          3     07/01/05     06/30/06     3.20%     0.25%     10.50%   78,750.00
                                                                      945,000.00
          4     07/01/06     06/30/07     3.20%     0.25%     10.75%   80,625.00
                                                                      967,500.00
          5     07/01/07     06/30/08     3.20%     0.25%     11.00%   82,500.00
                                                                      990,000.00
          6     07/01/08     06/30/09     3.20%     0.25%     11.25%   84,375.00
                                                                    1,012,500.00
          7     07/01/09     06/30/10     3.20%     0.25%     11.50%   86,250.00
                                                                    1,035,000.00
          8     07/01/10     06/30/11     3.20%     0.25%     11.75%   88,125.00
                                                                    1,057,500.00
          9     07/01/11     06/30/12     3.20%     0.25%     12.00%   90,000.00
                                                                    1,080,000.00
         10     07/01/12     06/30/13     3.20%     0.25%     12.25%   91,875.00
                                                                    1,102,500.00
         11     07/01/13     06/30/14     3.20%     0.25%     12.50%   93,750.00
                                                                    1,125,000.00
         12     07/01/14     06/30/15     3.20%     0.25%     12.75%   95,625.00
                                                                    1,147,500.00
         13     07/01/15     06/30/16     3.20%     0.25%     13.00%   97,500.00
                                                                    1,170,000.00
         14     07/01/16     06/30/17     3.20%     0.25%     13.25%   99,375.00
                                                                    1,192,500.00
        15     07/01/17     06/30/18     3.20%     0.25%     13.50%   101,250.00
                                                                    1,215,000.00

                          EXHIBIT N:  WIRE INSTRUCTIONS
                                       KeyBank
BANK:     Cleveland,  Ohio

ABA  NUMBER:     041001039

ACCOUNT  NAME:     Health  Care  REIT,  Inc.

ACCOUNT  NUMBER:     353321001011

NOTIFY:     Michael  A.  Crabtree

PHONE:     (419)  247-2800

                      EXHIBIT O:  DOCUMENTS TO BE DELIVERED
          Tenant shall deliver each of the following documents, as defined below, to Landlord, to the extent applicable, no later than the date specified for each document:
1. Annual Financial Statement of Tenant (audited) and Facility Financial Statement (audited) - within 90 days after the end of each fiscal year.
2. Annual Facility Budget not later than 45 days after the beginning of the next fiscal year.
3. Quarterly Variance Report for the Facility, including occupancy, census, capital expenditures and operating revenues and expenses by line item with a detailed explanation of the cause of all material variances from the Annual Facility Budget (i.e., more than 10% for that line item) and a description of Tenant's plans for eliminating all material variances - within 45 days after the end  of  each  quarter.
4. Quarterly Healthcare Integrity and Protection Data Bank (HIPDB) Report (dated not earlier than the end of the quarter) - within 45 days after the end of each quarter.
5. Periodic Financial Statement of Tenant - within 45 days after the end of each quarter.
6. Monthly Facility Financial Statement - within 30 days after the end of each month.
7. Tenant's Certificate and Annual or Quarterly Facility Financial Report (Exhibit O-1) - with each delivery of Tenant's financial statements.
8.     Annual  Facility Financial Report (based upon internal financial records)
-  within  60  days  after  the  end  of  each  fiscal  year.
9. Federal tax returns of Tenant - within 15 days after the filing of the return. If the filing date is extended, also provide a copy of the extension application within 15 days after filing.
10. If applicable, Medicaid cost reports for the Facility - within 15 days after filing of the report with the State agency.
11. State and federal health care survey and inspection reports, inspector exit interview notes and report (if delivered to Tenant), plans of correction, re-survey reports, evidence of annual license renewal - within 30 days after receipt by Tenant, HIPDB adverse action report, notice of licensure deficiencies or commencement of licensure revocation or decertification proceeding, notice of admissions ban, issuance of a provisional or temporary license and all correspondence regarding any of the foregoing for the Facility - within five days after receipt by Tenant.
12.     Real  estate  taxes
(a)     Copy  of  invoice  and  check - within five days after the due date; and
(b)     Copy  of  official  receipt  or other satisfactory evidence of payment -
within  30  days  after  the  due  date.
13. Certificate of insurance renewal, current Certificate of Compliance from insurance agent and evidence of payment of premium - at least 30 days prior to  the  expiration  of  each  policy.
14. Facility information: [i] a security deposit report, including resident name, date of move-in, security deposit, and corresponding security deposit bank account balance, with a monthly update of any changes; [ii] a report accounting for all resident trust funds, including corresponding trust fund deposit bank accounts; [iii] a schedule and copies of any equipment leases and financings, including vendor, equipment descriptions, monthly payment, rate and maturity, with a monthly update of any changes and the required nondisturbance agreement if the original cost of the equipment exceeds $50,000.00; [iv] a schedule of all utility providers and utility deposits; [v] a list of all rent concessions, including, but not limited to, free rent, rent reduction, community fee waivers, rate locks, rate guaranties and waivers of security deposits; [vi] a copy of each private pay resident's occupancy agreement and the Facility's form of agreement; [vii] a schedule of all employee vacation and sick days; and [viii] employee policies and procedures handbook, including employee benefits - current and annually updated reports, schedules and copies to be delivered upon request.
                                    ~ ~ ~ ~ ~
          The  following  definitions  shall  be  applicable  to this Exhibit O:
          "Annual Facility Budget" means Tenant's projection of the Facility Financial Statement for the next fiscal year (or the 12-month rolling forward period, if applicable).
          "Annual Financial Statements" means [i] for Tenant, an audited balance sheet, statement of income, and statement of cash flows for the most recent fiscal year on an individual facility and consolidated basis and [ii] for the Facility, an unaudited Facility Financial Statement for the most recent fiscal year.
          "Facility Financial Statement" means a financial statement for the Facility which shall include the balance sheet, statement of income, statement of cash flows, statement of shareholders' equity, occupancy census data (including payor mix), statement of capital expenditures and a comparison of the actual financial data versus the Annual Facility Budget for the applicable period.
          "Periodic Financial Statements" means [i] for Tenant, an unaudited balance sheet and statement of income for the most recent quarter; and [ii] for the Facility, an unaudited Facility Financial Statement for the most recent month.

                       EXHIBIT O-1:  TENANT'S CERTIFICATE
                         AND FACILITY FINANCIAL REPORTS


Report  Period:     Commencing  _______________  and  ending  _______________

Lease:     Lease  made  by  HCRI  Eddy  Pond  Properties  Trust  ("Landlord") to
Emeritus  Corporation  ("Tenant")


          Tenant hereby certifies to Landlord to the best of Tenant's knowledge as follows:
1.     The  attached  [specify audited or unaudited and annual or quarterly, and
                               -------    ---------     ------    ---------
if consolidated, so state] financial statements of Tenant [i] have been prepared
   ------------
     in accordance with generally accepted accounting principles consistently applied; [ii] have been prepared in a manner substantially consistent with prior financial statements submitted to Landlord; and [iii] fairly present the financial condition and performance of Tenant in all material respects.
2. The attached [Annual or Quarterly] Facility Financial Report and Facility Accounts Receivable Aging Report for the applicable reporting period is complete, true and accurate and has been prepared in a manner substantially consistent with prior schedules submitted to Landlord.
3. To the best of my knowledge, Tenant was in compliance with all of the provisions of the Lease and all other documents executed by Tenant in connection with the Lease at all times during the applicable reporting period, and no default, or any event which with the passage of time or the giving of notice or both would constitute a default, has occurred under the Lease.
          Executed  this  ___  day  of  _______________,  _____.




Name:

Title:

                        ANNUAL FACILITY FINANCIAL REPORT

FACILITY  NAME:
FACILITY  ADDRESS:


REPORT  PERIOD:     Twelve  (12)  months  beginning  _______________  and ending
_______________.  All  information  reported  should  be  for  this period only.

                                           % RESIDENT
           OCCUPANCY DATA          CENSUS DATA     DAYS     % REVENUES
                                   -----------     ----     ----------
           Total Beds/Units:     _______     Medicaid:     _______%     _______%
           -----------------     -------     ---------     --------     --------
       Total Available Days:     _______     Medicare:     _______%     _______%
 Total Occupied Days:     _______     Private & Other:     _______%     _______%
         Occupancy Percentage:     _______%     Total:     _______%     _______%


                                 OPERATING DATA

1.     Gross  Revenues     $

2.     Contractual  Allowances     $

3.     Net  Revenues     $

4.     Operating  Expenses(before  interest,  lease/rent,  depreciation,
amortization  and  management  fees)     $
                                          ---

5.     Net  Operating  Income     $

6.     Interest  Expense     $

7.     Lease/Rent  Expense     $

8.     Depreciation  Expense     $

9.     Amortization  Expense     $

10.     Management  Fees     $

11.     Management  Fees  (as  a  percent  of  Gross  Revenues)          %

12.     Overhead  Allocation  (if  applicable)     $

13.     Other  (identify)     $

14.     Income  Taxes     $

15.     Net  Income  (amount  should  agree  with  the  facility's  financial
statements)     $

                                 FINANCING DATA
               (Note:  This data breaks out Items 6 and 7 above.)


              Related to HCRI     All Other Leases and/or Debt     Total
Lease  Payments      _________      _________      ________
                    -----------     -----------     ----------
Interest  Payments      _________      _________      ________
Principal  Payments  (if  any)      _________      _________      ________
      $      $      $
       =       =       =
                                 COVERAGE RATIO

1.     Net  Operating  Income     $______________
2.     Less  Imputed  Management  Fee
       (  _____%  of  gross  revenues)     (______________)
3.     Less  Imputed  Replacement  Reserve  for  period
       ($_________  per  bed  [or  unit]  per  year)     (______________)
4.     Adjusted  Net  Operating  Income     $______________
5.     Loan/Lease  Payments  to  HCRI     $______________
6.     Actual  Coverage  Ratio  (Line  4  Line  5)     ______________

                                  CURRENT RATIO


1.     Current  Assets     $______________
2.     Current  Liabilities     $______________
3.     Actual  Current  Ratio  (Line  1  Line  2)     ______________


Tenant  hereby  certifies  that  the  foregoing  is  true  and  accurate.

          Date:

Name:          Phone  Number:

     Title:

                       QUARTERLY FACILITY FINANCIAL REPORT

FACILITY  NAME:
FACILITY  ADDRESS:


REPORT  PERIOD:     Three  (3)  months  beginning  _______________  and  ending
_______________.  All  information  reported  should  be  for  this period only.

                                           % RESIDENT
           OCCUPANCY DATA          CENSUS DATA     DAYS     % REVENUES
                                                            ----------
           Total Beds/Units:     _______     Medicaid:     _______%     _______%
           -----------------     -------     ---------     --------     --------
       Total Available Days:     _______     Medicare:     _______%     _______%
 Total Occupied Days:     _______     Private & Other:     _______%     _______%
         Occupancy Percentage:     _______%     Total:     _______%     _______%


                                 OPERATING DATA

1.     Gross  Revenues     $

2.     Contractual  Allowances     $

3.     Net  Revenues     $

4.     Operating  Expenses  (before  interest,  lease/rent,  depreciation,
 amortization  and  management  fees)     $
                                           ---

5.     Net  Operating  Income     $

6.     Interest  Expense     $

7.     Lease/Rent  Expense     $

8.     Depreciation  Expense     $

9.     Amortization  Expense     $

10.     Management  Fees     $

11.     Management  Fees  (as  a  percent  of  Gross  Revenues)          %

12.     Overhead  Allocation  (if  applicable)     $

13.     Other  (identify)     $

14.     Income  Taxes     $

       15.     Net Income (amount should agree with the facility's financial
                               statements)     $

                                     ------
                                 FINANCING DATA
               (Note:  This data breaks out Items 6 and 7 above.)


              Related to HCRI     All Other Leases and/or Debt     Total
Lease  Payments      _________      _________      ________
                    -----------     -----------     ----------
Interest  Payments      _________      _________      ________
Principal  Payments  (if  any)      _________      _________      ________
      $      $      $
       =       =       =
                                 COVERAGE RATIO

1.     Net  Operating  Income     $______________
2.     Less  Imputed  Management  Fee
       (  _____%  of  gross  revenues)     (______________)
3.     Less  Imputed  Replacement  Reserve  for  period
       ($_________  per  bed  [or  unit]  per  year)     (______________)
4.     Adjusted  Net  Operating  Income     $______________
5.     Loan/Lease  Payments  to  HCRI     $______________
6.     Actual  Coverage  Ratio  (Line  4  Line  5)     ______________

                                  CURRENT RATIO


1.     Current  Assets     $______________
2.     Current  Liabilities     $______________
3.     Actual  Current  Ratio  (Line  1  Line  2)     ______________


Tenant  hereby  certifies  that  the  foregoing  is  true  and  accurate.

          Date:

Name:          Phone  Number:

     Title:

               QUARTERLY FACILITY ACCOUNTS RECEIVABLE AGING REPORT
     FACILITY  NAME:
     FACILITY  ADDRESS:



ACCOUNTS  RECEIVABLE  AGING  AS  OF  ____________  (MOST  RECENT  QUARTER ENDED)

PAYOR     0-30  DAYS  %     31-60  DAYS  %     61-90 DAYS  %     OVER 90 DAYS  %
TOTALS  %
Medicaid     $__________  ____%     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%
Medicare     $__________  ____%     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%
Commercial  Insurance     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%     $__________  ____%
Other  -_____________     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%     $__________  ____%
TOTALS     $__________  100%     $__________  100%     $__________  100%
$__________  100%     $__________  100%

         % OF TOTALS $     ___________%     ___________%     ___________%
                              ___________%     100%

ACCOUNTS  RECEIVABLE  AGING  AS  OF  ____________  (2ND  RECENT  QUARTER  ENDED)

PAYOR     0-30  DAYS  %     31-60  DAYS  %     61-90 DAYS  %     OVER 90 DAYS  %
TOTALS  %
Medicaid     $__________  ____%     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%
Medicare     $__________  ____%     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%
Commercial  Insurance     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%     $__________  ____%
Other  -_____________     $__________  ____%     $__________  ____%
$__________  ____%     $__________  ____%     $__________  ____%
TOTALS     $__________  100%     $__________  100%     $__________  100%
$__________  100%     $__________  100%

         % OF TOTALS $     ___________%     ___________%     ___________%
                              ___________%     100%